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Exhibit 10.46

                         DOLPHIN OFFSHORE PARTNERS, L.P.
                              129 EAST 17TH STREET
                               NEW YORK, NY 10003

                                                                   April 1, 2002

Ms. Shala Shashani Lutz
President and Chief Executive Officer                         VIA FACSIMILE
                                                              -------------
Telenetics Corporation
25111 Arctic Ocean
Lake Forest, California  92630

                            Re: Conversion Commitment
                            -------------------------
Dear Shala:

           This letter will confirm our commitment to convert our 7% Convertible Notes ($2.115 million principal amount) into convertible notes of Telenetics Corporation (the "Company"), which convertible notes shall have terms and conditions substantially similar to those contained in the Company's convertible notes issued to SDS Merchant Fund. This commitment is subject to the preparation and execution of final documentation acceptable to us and to you relating to the foregoing, dated effective the date hereof. This letter supercedes our prior letter dated the date hereof.

           I also accept your offer to propose one member of the board of directors of the Company, which member shall be included in the slate of directors to be elected at the upcoming annual shareholders' meeting of the Company, replacing Michael Armani, who you have informed me has withdrawn his name from the slate of directors for the upcoming shareholders' meeting.


                                                         Sincerely yours,

                                                         /S/ Peter E. Salas
                                                         ------------------
                                                         Peter E. Salas
Agreed and accepted effective
the 1st day of April, 2002


Telenetics Corporation

/S/ Shala Shashani Lutz
-----------------------
Shala Shashani Lutz,
President and CEO